Exhibit 10.3.1

APPLIED OPTOELECTRONICS, INC.

2026 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

Subject to the terms and conditions of this Notice of Restricted Stock Unit Award (this "Notice"), the Restricted Stock Unit Award Agreement attached hereto (the "Award Agreement"), and the Applied Optoelectronics, Inc. 2026 Equity Incentive Plan (the "Plan"), the below individual (the "Participant") is hereby granted the below number of Restricted Stock Units (the "RSUs") in the Common Stock of Applied Optoelectronics, Inc. (the "Company"). Unless otherwise specifically indicated, all terms used in this Notice shall have the meaning as set forth in the Award Agreement or the Plan.

Identifying Information:

Participant Name:

and Address:

Employee ID / Participant Code:

Grant Number:

Number of RSUs:

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:

Subject to the Participant's continuous status as a Service Provider, and the terms of the Plan and this Award Agreement, the RSUs shall vest over a [ ]-year period in accordance with the following vesting schedule (the "Vesting Schedule"):

Vesting Date	Nonforfeitable Proportion

Notwithstanding the above, the RSUs shall automatically become fully vested upon the earlier of: (i) the Participant's Disability (as determined in the sole discretion of the Company) and (ii) the Participant's death.

Withholding Tax Election:

By your written signature below (or your electronic acceptance), you understand and agree that, as a condition of the grant of the RSUs hereunder, you are required to, and hereby affirmatively elect to, (1) sell that number of Shares of Common Stock determined in accordance with the “Taxes” section of the Award Agreement as may be necessary to satisfy all applicable withholding obligations with respect to any taxable event arising in connection with the RSUs, and (2) allow the broker or other third-party intermediary acceptable to the Company to remit the cash proceeds of such sale(s) to the Company. Furthermore, you direct the Company to make a cash payment equal to the required tax withholding from the cash proceeds of such sale(s) directly to the appropriate taxing authorities.

[SIGNATURES ON NEXT PAGE]

By your signature and the signature of the Company's representative below, the Participant and the Company agree that the RSUs granted are governed by the terms and conditions of this Notice, the Award Agreement and the Plan.

APPLIED OPTOELECTRONICS, INC. By: Its: Date:

PARTICIPANT ACKNOWLEDGMENT

The Participant acknowledges receipt of a copy of this Notice, the Award Agreement and the Plan, and represents that he or she is familiar with the provisions thereof, and hereby accepts the RSUs subject to all of the terms and provisions hereof and thereof. The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of legal counsel prior to executing this Notice, the Award Agreement, and fully understands all provisions of this Notice, the Award Agreement and the Plan. The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan shall be resolved by the Committee.

The Participant hereby acknowledges that he or she has had the opportunity to review with his or her own tax advisors the tax consequences of receiving this Notice, the Award Agreement and the Plan, and the transactions contemplated thereby, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction, prior to executing this Notice. The Participant attests that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates. Further, the Participant hereby acknowledges and understands that he or she (and not the Company) shall be solely responsible for his or her tax liability that may arise as a result of receiving this Notice and the Award Agreement.

PARTICIPANT: Signed: Print Name: Date:

2

APPLIED OPTOELECTRONICS, INC.

2026 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Subject to the terms and conditions of the Notice of Restricted Stock Unit Award (the "Notice"), this Restricted Stock Unit Award Agreement (this "Award Agreement"), and the Applied Optoelectronics, Inc. 2026 Equity Incentive Plan (the "Plan"), the individual set forth in the Notice (the "Participant") is hereby granted Restricted Stock Units (the "RSUs") in the Common Stock of Applied Optoelectronics, Inc. (the "Company"). Unless otherwise specifically indicated, all terms used in this Award Agreement shall have the meaning as set forth in the Notice or the Plan.

1.            Vesting Schedule and Risk of Forfeiture.

(a)    Vesting Schedule. Subject to the Participant's continuous service with the Company as a Service Provider and any other limitations set forth in the Notice, the Plan or this Award Agreement, the RSUs shall vest in accordance with the Vesting Schedule provided in the Notice.

(b)    Risk of Forfeiture. The RSUs shall be subject to a risk of forfeiture until such time that the risk of forfeiture lapses in accordance with the Vesting Schedule. All or any portion of the RSUs subject to a risk of forfeiture shall automatically be forfeited and immediately returned to the Company if the Participant's continuous status as a Service Provider is interrupted or terminated for any reason, unless otherwise provided by the Administrator. The Company shall implement any forfeiture under this Section 1 in a unilateral manner, without the Participant's consent, and with no payment to the Participant, cash or otherwise, for any unvested RSUs that are forfeited. Additionally, all of the RSUs subject to this Award Agreement shall immediately become forfeited if the Participant fails to fully satisfy Section 3(b) of this Award Agreement, as determined by the Committee.

2.          Settlement of RSUs into Shares. Subject to the terms of this Award Agreement, and only to the extent all or any portion of the RSUs become nonforfeitable pursuant to the Vesting Schedule, each RSU that becomes nonforfeitable shall be converted into one Share of the Company's Common Stock on the Vesting Date (as defined in the Vesting Schedule); and at such time the Shares shall be distributed to the Participant as soon as administratively possible after such event, but in no event later than two-and-one-half (2.5) months after the end of the year in which such event occurred.

3.            Taxes. The Participant hereby acknowledges and understands that he or she may suffer adverse tax consequences as a result of the Participant's receipt of, vesting in, or disposition of, the RSUs.

(a)    Representations. The Participant has reviewed with his or her own tax advisors the tax consequences of this Award Agreement and the RSUs granted hereunder, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction. The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant hereby acknowledges and understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of his or her receiving this Award Agreement and the RSUs granted hereunder.

(b)    Payment of Withholding Taxes. The Participant shall make appropriate arrangements with the Company for the satisfaction of all U.S. federal, state, local and non-U.S. income and employment tax withholding requirements applicable to any RSUs that settle in Shares of Common Stock in accordance with Section 2. In satisfaction of such tax withholding obligations, the Participant has elected to sell the portion of the Shares of Common Stock to be delivered under the RSUs necessary so as to satisfy the tax withholding obligations (“Sell to Cover”), and such Sell to Cover shall be facilitated by a broker or other third-party intermediary acceptable to the Company (the “Broker”) pursuant to Section 3(c) below. The Participant will be deemed to have been issued the number of Shares of Common Stock subject to the vested award, notwithstanding that a number of Shares of Common Stock are sold pursuant to the Sell to Cover solely for the purpose of paying the applicable tax withholding items arising from the RSUs. Notwithstanding anything in this Award Agreement to the contrary, the Participant hereby acknowledges and agrees that the Sell to Cover provision may not cover the Participant’s full tax liability as it relates to the vesting and settlement of the RSUs and that the Participant shall remain fully responsible for his or her tax liability in respect of the vesting and/or settlement of the RSUs in all cases. The Participant hereby agrees that a breach of this Section 3(b) shall be deemed to be a material breach of this Award Agreement. The Participant hereby acknowledges his or her understanding that the Company's obligations under this Award Agreement are fully contingent on the Participant first satisfying this Section 3(b). Therefore, a failure of the Participant to reasonably satisfy this Section 3 in accordance with the Committee's sole and absolute discretion shall result in the automatic termination and expiration of this Award Agreement and the Company's obligations hereunder.

(c)    Rule 10b5-1 Plan. The instruction to the Broker to sell Shares of Common Stock pursuant to the Sell to Cover provision in Section 3(b) above (this "10b5-1 Plan") is intended to comply with the requirements of Rule 10b5‑1(c)(1)(i)(B) under the Exchange Act, and is to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act, including the applicable cooling-off period(s) described therein. The Participant is not aware of any material, nonpublic information with respect to the Company or any securities of the Company as of the date of this Award Agreement and the Participant will not effectuate such sales on the basis of material nonpublic information about the Company or the securities of the Company of which the Participant has knowledge of at the time of this Award Agreement. The Participant entered into this Award Agreement in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act. This 10b5-1 Plan is adopted to be effective as of the Date of Grant set forth in the Notice. This 10b5-1 Plan is being adopted to require the Participant to sell a number of Shares of Common Stock awarded upon the vesting and/or settlement sufficient to pay withholding taxes that become due as a result of the vesting and/or settlement of the RSUs and which the Company is required by applicable laws to withhold or deduct. The Participant hereby authorizes the Broker to sell the number of Shares of Common Stock determined as set forth above and acknowledges that the Broker is under no obligation to arrange for such sale at any particular price. The Participant hereby appoints the Company as the Participant's agent and attorney-in-fact to instruct the Broker with respect to the number of Shares of Common Stock to be sold under this 10b5-1 Plan. The Participant hereby authorizes the Broker to remit directly to the Company the proceeds necessary to cover the Participant’s tax liability as it relates to the vesting and/or settlement of the RSUs as provided in Section 3(b) above, and to retain the amount required to cover all applicable fees and commissions due to, or required to be collected by, the Broker relating to the Sell to Cover and this 10b5-1 Plan. Notwithstanding the foregoing, the Participant shall be responsible for all brokerage fees and other costs of the Sell to Cover, and the Participant hereby agrees to indemnify and hold the Company and its directors, officers, employees and agents harmless from any losses, costs, damages, or expenses relating to any such Sell to Cover under this 10b5-1 Plan. The Participant acknowledges that it may not be possible to sell Shares of Common Stock during the term of this 10b5-1 Plan due to, among other reasons, (i) a legal or contractual restriction applicable to the Participant or to the Broker, (ii) a market disruption, (iii) rules governing order execution priority on the applicable securities exchange or (iv) if the Company determines that sales may not be effectuated under this 10b5-1 Plan. This 10b5‑1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

(d)    No Application of Section 409A. The RSUs and this Award Agreement are intended to avoid the application of Section 409A of the Code ("Section 409A") because either (i) there is no deferral arrangement or (ii) the Award Agreement satisfies an exemption available under Section 409A such as the short-term deferral rule. Notwithstanding any other provision in the Plan or this Award Agreement to the contrary, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Plan or this Award Agreement or take such other actions (including amendments and actions with retroactive effect) as the Committee determines are necessary or appropriate for the RSUs to comply with Section 409A.

4.          Transferability of RSUs. The RSUs may not be transferred in any manner other than by will or by the laws of descent and distribution. Any purported transfer of RSUs in breach of this Award Agreement shall be void and ineffective and shall not operate to transfer any interest or title in the purported transferee. The terms of this Award Agreement shall be binding upon the executors, administrators, heirs, successors and transferees of the Participant.

5.          Rights as a Shareholder of the Company. The Participant's receipt of the grant of RSUs pursuant to this Award Agreement shall provide and confer no rights or status as a shareholder of the Company until such time the RSUs are converted in accordance with Section 2 of this Award Agreement.

6.          Legality of Initial Issuance. No Shares shall be issued in accordance with Section 2 of this Award Agreement unless and until the Committee has determined that: (i) the Company and the Participant have taken all actions required to register the Shares of Common Stock under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares of Common Stock are listed has been satisfied; and (iii) any other applicable provision of state or U.S. federal law or other Applicable Law has been satisfied.

7.           Notice. Any notice required by the terms of this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the U.S. Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

8.            Successors and Assigns. Except as provided herein to the contrary, this Award Agreement shall be binding upon and inure to the benefit of the parties to this Award Agreement, their respective successors and permitted assigns.

9.          No Assignment. Except as otherwise provided in this Award Agreement, the Participant shall not assign any of his or her rights under the Notice or this Award Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under the Notice or this Award Agreement, but no such assignment shall release the Company of its obligations pursuant to the Notice or this Award Agreement.

10.         Severability. It is the desire of the parties hereto that this Award Agreement be enforced to the maximum extent permitted by law, and should any provision contained herein be held unenforceable by a court of competent jurisdiction, the parties hereby agree and consent that such provision shall be reformed to create a valid and enforceable provision to the maximum extent permitted by law; provided, however, if such provision cannot be reformed, the validity, legality or enforceability of the remainder of this Award Agreement shall not be affected even if one or more of the provisions of this Award Agreement shall be held to be invalid, illegal or unenforceable in any respect.

11.        Amendment. Any provision of this Award Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument signed by the parties hereto. Notwithstanding the foregoing or any other provision in the Plan or this Award Agreement to the contrary, the Committee shall have the right, in its sole discretion, to unilaterally adopt amendments to this Award Agreement or the Plan to the minimum extent necessary or appropriate (as determined by the Committee in its sole discretion) for RSUs to comply with Section 409A.

12.        Administration and Interpretation. Any determination by the Committee in connection with any question or issue arising under the Notice, the Plan or this Award Agreement shall be final, conclusive and binding on the Participant, the Company and all other persons. Any question or dispute regarding the interpretation of this Award Agreement or the receipt of the RSUs hereunder shall be submitted by the Participant to the Committee. The resolution of such question or dispute by the Committee shall be final and binding on all parties.

13.          Headings. The section headings in this Award Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Award Agreement or of any particular section.

14.          Counterparts. This Award Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile, electronic or digital means, and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument. Any counterpart or other signature delivered by facsimile shall be deemed for all purposes as being a good and valid execution and delivery of this Award Agreement by that party.

15.         Entire Agreement. The provisions of the Plan and the Notice are incorporated herein by reference. Except as otherwise provided herein, the Plan, the Notice and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and the Participant.

16.         Choice of Law and Forum. This Award Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas as applicable to contracts executed in and performed in Texas, except to the extent preempted by controlling federal law, but without regard to the principles of conflict of laws under Texas law that might direct the application of the law of another forum. Any action to enforce the provisions of this Award Agreement, or any Dispute relating to this Agreement, must be brought in any federal or state court of competent jurisdiction in Harris or Fort Bend County, Texas, and the Parties hereby waive any objection to such exclusive venue including, without limitation, that it is inconvenient. For all purposes of this Agreement, the term "Dispute" means any dispute, disagreement, controversy, claim, or cause of action arising in connection with, or relating to, this Award Agreement.

17.         Waiver of Jury Trial. THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES TO IRREVOCABLY WAIVE TRIAL BY JURY, AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

18.         No Guarantee of Service Provider Status. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF RSUs PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUOUS SERVICE AS A SERVICE PROVIDER AND AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED RSUs OR ACQUIRING COMMON STOCK HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE RIGHT GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN THIS AWARD AGREEMENT DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT'S RIGHT OR THE COMPANY'S/AFFILIATE'S RIGHT TO TERMINATE THE PARTICIPANT'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

19.         Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times. Any waiver of the terms or conditions hereof shall be made only by a written instrument executed and delivered by the party waiving compliance. Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company other than Participant.